                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  March 27, 1996




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                    1-12898              38-2011419
      -----------------            --------------      -------------------
    (State or other jurisdiction    (Commission        (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)


          27555 Farmington Road
         Farmington Hills, Michigan                     48334-3357
         --------------------------                     ----------
          (Address of principal                         (Zip Code)
            executive offices)


Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  8

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of March 25, 1996 for
         Series 1987-1 and 1987-2, Distribution Reports as of April 1, 1996 for Series 1988-1 and 1988-2, and Distribution Reports as of March 20, 1996 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                    (Registrant)




Date:  March 27, 1996                  By:   Larry N. Ciofu
                                          --------------------------------
                                             Larry N. Ciofu
                                             Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-1

               Distribution Date Statement for    March 25, 1996

                                                                      Interest
          COUPON      Principal     Number of       Interest        Payable Per       Principal
 Class     RATE      Outstanding   Certificates     Payable          $1,000 CTF        Payable*
- -------- ---------  ------------- --------------  ---------------  ---------------- ----------------
   A       6.4875%  $11,927,276.64      62,500     $193,445.52         $3.095128      $537,783.37

   B       6.0000%           $0.00      13,700           $0.00         $0.000000            $0.00

   C       6.0000%           $0.00      26,900           $0.00         $0.000000            $0.00

   D       6.0000%  $11,927,276.65      21,900     $178,909.15         $8.169368      $537,783.37
                   ---------------  ----------  --------------                     --------------
                    $23,854,553.29     125,000     $372,354.67                      $1,075,566.74

                                                Principal Balance
               Principal        Principal        Per $1,000
              Payable Per     Balance After      CTF After
 Class        $1,000 CTF     March 25, 1996      March 25, 1996
- -------- -   ---------------  ----------------    ----------------
   A            $8.604534    $11,389,493.27         $182.231892

   B            $0.000000             $0.00           $0.000000

   C            $0.000000             $0.00           $0.000000

   D           $24.556318    $11,389,493.28         $520.068186
                            ----------------
                             $22,778,986.55

*Aggregate Cash Flow Value Decline:              $1,075,566.74
Ending Aggregate Agency MBS Balance:            $22,781,843.77


        Agency MBS Collections :
             Interest                              $557,001.81
             Principal                           $1,075,566.74
        Investment Income                            $9,361.32
                                               ----------------
        TOTAL AVAILABLE                          $1,641,929.87

        Due to Certificateholders               ($1,447,921.41)

        Expenses Payable                            ($5,956.64)
                                               ----------------
        Due to Residual Holders                    $188,051.82
                                               ================

        Amount Payable Per Individual
        Residual Certificate (5% Denomination):    $9,402.5910

        Principal Allocation:   Class A:             50.00000%
                                Class                50.00000%



                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee
                                        Corporate Trust Division
                                        Suite 0126
                                        One First National Plaza
                                        Chicago, Illinois  60670
                                        (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

                Distribution Date Statement for MARCH  25, 1996

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
- ----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%   $4,620,000.00 *     4,620     $36,767.50       $36,767.50

 2-E   9.9500%  $11,584,107.93       5,200     $96,051.56            $0.00
               ---------------- ----------- -------------- ----------------
                $16,204,107.93      92,620    $132,819.06       $36,767.50
      Agency MBS Collections :
              Interest                                         $135,197.47
              Principal                                        $101,934.28
      Investment Income                                            $349.18
      Excess from previous month                                    201.19
                                                           ----------------
      TOTAL AVAILABLE                                          $237,682.12

      Due to Class 2-D INTEREST                                ($36,767.50)
      Due to Class 2-D REDEMPTION                             ($198,187.03)
      Due to Class 2-D (rounded down to even $1,000)          ($198,000.00)
      Excess in Collection Account                                ($187.03)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,727.59

      Expenses Payable                                            ($406.04)
                                                           ----------------
      Net Balance                                                $2,321.55
                                                           ================
      Due to Residual Holders                                    $2,321.55

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $116.0775

          Interest                       Principal         Principal         Per $1,000
        Payable Per     Principal       Payable Per       Balance After      CTF After
Class    $1,000 CTF      Payable         $1,000 CTF     MARCH  25, 1996      MARCH  25, 1996
- -----   ------------  --------------  ----------------  -----------------    ----------------
 2-A      $0.000000                         $0.000000                              $0.000000

 2-B      $0.000000                         $0.000000                              $0.000000

 2-C      $0.000000                         $0.000000                              $0.000000

 2-D      $7.958333     $198,000.00 **       -             $4,422,000.00       $1,000.000000

 2-E      $0.000000         -                -            $11,680,159.49       $2,246.184517
                      --------------                    -----------------
                              $0.00                       $16,102,159.49

        Ending Aggregate Agency MBS Balance:              $16,121,763.58

        Excess in collection Act  as                             $201.19
        Accrual Distribution Amount:                          $96,051.56
        Aggregate Cash Flow Value Decline:                   $101,934.28
        Principal to Class 2-D Redemption                   ($198,000.00)
                                                        ----------------
                                                                 $187.03
        Principal Distributable to Class 2-D                 $198,000.00
                                                        ----------------
        Aggregate Amount of Principal Distributable:         $198,187.03


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312)407-4660

** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                 Distribution Date Statement for April 1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
- ----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $16,704,805.94      10,440    $137,814.65      $137,814.65
               ---------------- ----------- -------------- ----------------
                $16,704,805.94     100,000    $137,814.65      $137,814.65

                                                                     Principal Balance
          Interest                    Principal       Principal      Per $1,000
        Payable Per    Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*      $1,000 CTF   April  1, 1996    April  1, 1996
- -----   ------------ --------------  ------------  ----------------  ----------------
  A       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B       $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z      $13.200637    $173,979.30    $16.664684    $16,530,826.64     $1,583.412513
                     --------------                ----------------
                       $173,979.30                  $16,530,826.64

        Ending Aggregate Agency MBS Balance:        $16,531,094.17

      Agency MBS Collections :
              Interest                                         $139,208.95
              Principal                                        $173,979.30
      Investment Income                                            $607.90
                                                           ----------------
      TOTAL AVAILABLE                                          $313,796.15

      Due to Certificateholders                               ($311,793.95)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,002.20

      Expenses Payable                                          ($1,881.33)
                                                           ----------------
      Net Balance                                                  $120.87
                                                           ================
      Due to Residual Holders                                      $120.87

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                      $6.0435

      Accrual Distribution Amount:                                   $0.00
      Aggregate Cash Flow Value Decline:                       $294,881.09
                                                           ----------------
      *Aggregate Amount of Principal Distributable:            $294,881.09

                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee
                                            Corporate Trust Division
                                            Suite 0126
                                            One First National Plaza
                                            Chicago, Illinois  60670
                                            (312)407-4660
*

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                  Distribution Date Statement for April 1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
- ----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $20,267,080.36      10,200    $158,758.80      $158,758.80
               ---------------- ----------- -------------- ----------------
                $20,267,080.36     100,000    $158,758.80      $158,758.80

                                                                      Principal Balance
          Interest                     Principal       Principal      Per $1,000
        Payable Per     Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*       $1,000 CTF   April 1, 1996     April 1, 1996
- -----   ------------ ---------------  ------------  ----------------  ----------------
 2-A      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-B      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D      $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-Z     $15.564588     $626,152.41    $61.387491    $19,640,927.95     $1,925.581172
                     ---------------                ----------------
                        $626,152.41                  $19,640,927.95

        Ending Aggregate Agency MBS Balance:         $19,640,942.70

      Agency MBS Collections :
              Interest                                         $160,447.84
              Principal                                        $626,152.41
      Investment Income                                            $499.45
                                                           ----------------
      TOTAL AVAILABLE                                          $787,099.70

      Due to Certificateholders                               ($784,911.21)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,188.49

      Expenses Payable                                            ($440.72)
                                                           ----------------
      Net Balance                                                $1,747.77
                                                           ================


      Due to Residual Holders                                    $1,747.77

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $87.3885

      Accrual Distribution Amount:                                   $0.00
      Aggregate Cash Flow Value Decline:                       $626,152.41
                                                           ----------------
      *Aggregate Amount of Principal Distributable:            $626,152.41

      Principal Allocation:          Class 2-A:                    0.0000%
                                     Class 2-D:                    0.0000%


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as Trustee
                                             Corporate Trust Division
                                             Suite 0126
                                             One First National Plaza
                                             Chicago, Illinois  60670
                                             (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

               Distribution Date Statement for   March  20, 1996

                     UPPER TIER REMIC REGULAR CERTIFICATES


       COUPON      Principal      Number of    Interest      Interest
Class   RATE      Outstanding    Cert.         Accrued       Payable
- ----- --------- ---------------- ----------- ------------ --------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00

 1-D    9.0000%   $4,626,218.78      16,500   $34,696.64     $34,696.64

 1-E    9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00

 1-I  259.5000%      $33,252.44         152    $7,190.84      $7,190.84
                ---------------- ----------- ------------ --------------
                 $16,659,471.22      96,702  $131,887.48    $131,887.48
                                                                           Principal Balance
            Interest                       Principal       Principal       Per $1,000
           Payable Per      Principal     Payable Per     Balance After    CTF After
Class      $1,000 CTF        Payable*      $1,000 CTF   March  20, 1996    March  20, 1996
- -----   ----------------- --------------  ------------  -----------------  ----------------
 1-A           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-B           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-C           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-D           $2.102827    $644,649.27    $39.069653      $3,981,569.51       $241.307243

 1-E           $7.500000        -              -          $12,000,000.00     $1,000.000000

 1-F           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-G           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-H           $0.000000          $0.00     $0.000000              $0.00         $0.000000

 1-I          $47.308158      $1,289.30     $8.482237         $31,963.14       $210.283816
                          --------------                -----------------
                            $645,938.57                   $16,013,532.65

                     UPPER TIER REMIC REGULAR CERTIFICATES

       COUPON      Principal      Number of    Interest      Interest
        RATE      Outstanding    Cert.         Accrued       Payable
      --------- ---------------- ----------- ------------ --------------
 1-R    0.0000%           $0.00       3,298        $7.96          $7.96

                                                                        Principal Balance
         Interest                       Principal       Principal       Per $1,000
        Payable Per      Principal     Payable Per     Balance After    CTF After
        $1,000 CTF        Payable*      $1,000 CTF   March 20, 1996       March  20, 1996
     ----------------- --------------  ------------  -----------------  ----------------
 1-R        $0.002414          $0.00     $0.000000              $0.00         $0.000000

                       LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*      March 20, 1996
- ----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%   $4,652,889.19      16,533   $36,835.37    $645,938.57      $4,006,950.62

1-ES    9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $16,676,889.19     100,000  $132,025.37    $645,938.57     $16,030,950.62

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR March 20, 1996



      Agency MBS Collections :
               Interest                                       $131,895.44
               Principal                                      $645,938.57
      Investment Income                                            $68.71
                                                          ----------------
      Lower Tier REMIC Collection Account                     $777,902.72
                                                          ----------------
      Upper Tier REMIC Collection Account                     $777,902.72

      Aggregate Prin Payable to Holders of
      Upper Tier REMIC Regular Certificate                   ($645,938.57)

      Aggregate Interest Payable to Holders of
      Upper Tier REMIC Regular Certificates                  ($131,887.48)

      Expenses Payable                                              $0.00


      REMIC Taxes Payable                                           $0.00

      Interest Payable to Class 1-R Certificate                    ($7.96)

      Principal Payable to Class 1-R Certificate                    $0.00

      Due to Class 1-RS Certificate                               ($68.71)
                                                          ----------------
      Net Balance                                                  ($0.00)
                                                          ================


      Beginning Aggregate Agency MBS Balance :             $100,001,006.61
      Ending Aggregate Agency MBS Balance :                 $16,014,539.08


       Aggregate Cash Flow Value Decline:                      $645,938.57
                                                          ----------------
       *Aggregate Amount of Principal Distributable:           $645,938.57



       Principal Allocation:


       Aggregate Amount of Principal
       Distributable to Classes 1-D and 1-I:

       Class 1-D:                       3.90696527%
       Class 1-I:                       0.84822368%

       Aggregate Amount of Principal
       Distributable to Classes 1-G,1-H and 1-R :

       Class 1-R:                       0.00000000%


                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee
                                            Corporate Trust Division
                                            Suite 0126
                                            One First National Plaza
                                            Chicago, Illinois  60670
                                            (312)407-4660